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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  June 11, 1999
                Date of Report (Date of earliest event reported)




                             SAGENT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        0-25315                   94-3225290
----------------------------      ------------------------      -------------------
(State or other jurisdiction      (Commission File Number)       (I.R.S. Employer
     of incorporation)                                          Identification No.)
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                        800 W. El Camino Real, Suite 300
                         Mountain View, California 94040
                    (Address of principal executive offices)

                                 (650) 815-3100
              (Registrant's telephone number, including area code)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On June 11, 1999 Sagent Technology, Inc. ("the Registrant") acquired Sagent
U.K. Ltd., a company organized under the laws of England and Wales, its exclusive distributor in the United Kingdom. The acquisition, ("the
Acquisition") was made pursuant to a sale and purchase agreement dated as of June 11, 1999, ("the Purchase Agreement"). The Registrant's right to acquire
Sagent U.K. Ltd. was granted pursuant to the provisions of the Sagent UK Buyout
Agreement between the Registrant and Sagent U.K. Ltd. entered into January 1,
1998. As a result of the Acquisition, the Registrant became the owner of all of the issued and outstanding shares of Sagent U.K. Ltd.

     Sagent U.K. Ltd. sells and distributes the Sagent DataMart suite of products, and provides consulting, training and customer support functions exclusively in the UK.

     The total consideration for the purchase amounted to $2,286,325 and consisted of cash of $1,037,163, 146,079 shares of the Registrant's common stock valued at $1,037,162 and 66,470 options to purchase the Registrant's common stock. The Registrant's general operating capital will provide the cash for this transaction.

     The Acquisition will be treated as a purchase for financial accounting purposes.

     The Purchase Agreement and agreements related thereto are included with this Current Report on Form 8-K as Exhibit 2.1. The foregoing description of the Acquisition is qualified in its entirety by reference to such Exhibit. In addition, a copy of the Registrant's press release announcing the closing of the Purchase Agreement are included as Exhibit 99.1 hereto.


ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

     (a) Financial statements of Business Acquired. To be filed within 60 days of the date of the filing of this Form 8-K.

     (b) Pro Forma Financial Information. Pro Forma financial information reflecting the effect of the business acquired as described in Item 2 above will be filed within 60 days of the date of the filing of this Form 8-K.

     (c)  Exhibits.

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
          Exhibit Number      Description
          --------------      -----------
                2.1           Sale and Purchase Agreement dated as of June 11,
                              1999 by and among Sagent Technology, Inc. and
                              Sagent U.K. Ltd. and related agreements thereto.

               99.1           Press release dated June 24, 1999
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SAGENT TECHNOLOGY, INC.

Dated: June 25, 1999
                                          By: /s/ Virginia Walker
                                             -----------------------------------
                                             Virginia Walker
                                             Chief Financial Officer and
                                             Executive Vice President of Finance


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                                  EXHIBIT INDEX

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
Exhibit Number      Description
--------------      -----------
     2.1           Sale and Purchase Agreement dated as of June 11,
                   1999 by and among Sagent Technology, Inc. and
                   Sagent U.K. Ltd.and related agreements thereto.

    99.1           Press release dated June 24, 1999
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